UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

WALGREENS BOOTS ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36759	47-1758322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

108 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 315-2500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WBA	The Nasdaq Stock Market LLC
3.600% Walgreens Boots Alliance, Inc. notes due 2025	WBA25	The Nasdaq Stock Market LLC
2.125% Walgreens Boots Alliance, Inc. notes due 2026	WBA26	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported, on January 5, 2023, Walgreens Boots Alliance, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) to report, among other things, that Village Practice Management Company Holdings, LLC (“VillageMD”), of which a majority of the outstanding equity interests on a fully diluted basis are beneficially owned by the Company, completed its previously announced acquisition (the “Summit Health-CityMD Acquisition”) of WP CityMD Topco LLC (“Summit Health-CityMD”) on January 3, 2023. The Company amended and supplemented the Original 8-K on March 21, 2023 (the “Amended 8-K”) to provide the historical financial information of Summit Health-CityMD and unaudited pro forma condensed combined financial information reflecting the acquisition of Summit Health-CityMD by VillageMD required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. The Company is furnishing this Current Report on Form 8-K to facilitate the comparison of the Company’s unaudited pro forma condensed combined financial information reflecting the acquisition of Summit Health-CityMD with the historical results of Summit Health-CityMD by presenting certain non-GAAP measures of Summit Health-CityMD. These non-GAAP financial measures should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in Exhibit 99.1.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Summit Health-CityMD unaudited supplemental financial information

104	Cover Page Interactive Data File (formatted as inline XBRL)

Cautionary Note Regarding Forward-Looking Statements

All statements in this report that are not historical, including, without limitation, those regarding the anticipated effects of the Summit Health-CityMD Acquisition and any synergies expected to result from the Summit Health-CityMD Acquisition, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “will,” “likely,” “intend,” “plan,” “aim,” “continue,” “believe,” “seek,” “anticipate,” “upcoming,” “may,” “possible,” and variations of such words and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions, known or unknown, that could cause actual results to vary materially from those indicated or anticipated. These risks, assumptions and uncertainties include those described in Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended August 31, 2022 and in other documents that we file or furnish with the Securities and Exchange Commission. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. All forward-looking statements we make or that are made on our behalf are qualified by these cautionary statements. Accordingly, you should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

We do not undertake, and expressly disclaim, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREENS BOOTS ALLIANCE, INC.

Date: March 21, 2023	By:	/s/ Joseph B. Amsbary, Jr.
	Name:	Joseph B. Amsbary, Jr.
	Title:	Senior Vice President and Corporate Secretary